Investment in Related Party	12 Months Ended
Dec. 31, 2022
Investment in Related Party [Abstract]
INVESTMENT IN RELATED PARTY

19. INVESTMENT IN RELATED PARTY

	Year ended December 31,
Group	2022	2021
	$000	$000
Investment in Accustem Sciences Inc	2,675	-
Movement in fair value	(869)	-
	1,806	-

During the year the company purchased One Million Three Hundred Thirty Seven Thousand Nine Hundred Seventy (1,337,970) shares of the Accustem Sciences Inc's Common Stock, with a par value of $0.001, at a price per share of $2.00, for an aggregate purchase price of $2,675,940. The share price of Accustem as of December 31, 2022 was $1.35, which has resulted in the recognition of a fair value loss of $869k. This has been measured using the Level 1per IFRS 13 fair value hierarchy. Accustem Sciences Inc is listed on the OTC markets and is run by a separate management team which is independent of the Tiziana management team. Tiziana is therefore not able to assert significant influence over Accustem Sciences Inc.